Exhibit 99.2

GSW Inc.

CONSOLIDATED INTERIM BALANCE SHEETS

As at	March 31 2006	December 31 2005	March 31 2005
(in thousands of dollars, unaudited)	$	$	$
ASSETS
Current
Cash and cash equivalents	46,276	38,090	9,639
Accounts receivable	104,678	124,957	118,085
Inventories	52,926	50,875	59,273
Prepaid expenses	2,586	2,935	3,720
Future income taxes	4,069	2,892	4,773

Total current assets	210,535	219,749	195,490
Marketable securities	59,082	58,326	46,168
Capital assets	59,055	60,093	55,270
Future income taxes	21,169	19,288	11,329

Total operating assets	349,841	357,456	308,257
Investment in Camco Inc.	—	—	13,100

Total assets	349,841	357,456	321,357

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current
Bank indebtedness	—	21	25,716
Accounts payable and accrued liabilities	116,886	136,766	95,918
Income taxes payable	5,316	4,078	6,378
Deferred revenue	3,428	2,635	3,821
Current portion of long-term liabilities	10,267	10,228	10,249

Total current liabilities	135,897	153,728	142,082
Long-term liabilities	83,982	79,655	89,270

Total liabilities	219,879	233,383	231,352

Shareholders’ equity
Share capital (note 4)	2,167	2,167	2,167
Retained earnings	136,455	131,002	93,757
Cumulative translation adjustment	(8,660)	(9,096)	(5,919)

Total shareholders’ equity	129,962	124,073	90,005

Total liabilities and shareholders’ equity	349,841	357,456	321,357

See accompanying notes.

GSW Inc.

CONSOLIDATED INTERIM STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

	For the three months ended March 31
	2006	2005
(in thousands of dollars, except earnings per share, unaudited)	$	$
SALES	158,551	161,371

OPERATING COSTS
Cost of sales, selling and administrative	148,200	147,898
Amortization	2,200	2,122
Interest expense	—	177
Interest income	(385)	(53)

	150,015	150,144

Income from operations before the undernoted	8,536	11,227
Foreign exchange gain (loss)	(3)	(89)

Income before income taxes	8,533	11,138
Income taxes (expense) recovery	(3,080)	(4,059)

Net income for the period	5,453	7,079

Retained earnings, beginning of period	131,002	86,678

Retained earnings, end of period	136,455	93,757

Earnings per share	1.59	2.07

Weighted average shares outstanding	3,422,329	3,422,329

See accompanying notes.

GSW Inc.

CONSOLIDATED INTERIM STATEMENTS OF CASH FLOWS

	For the three months ended March 31
	2006	2005
(in thousands of dollars, unaudited)	$	$
OPERATING ACTIVITIES
Net income for the period	5,453	7,079
Items not involving cash:
Amortization	2,200	2,122
Insurance loss reserve	2,663	3,437
Future income taxes	(2,997)	(3,215)
Unrealized foreign exchange loss	93	322
Gain on sale of marketable securities	—	88

	7,412	9,833

Net change in non-cash working capital balances related to operations	780	(15,842)
Increase in long-term liabilities related to operations	1,294	(20)

Cash provided by (applied to) operating activities	9,486	(6,029)

INVESTING ACTIVITIES
Purchase of marketable securities	(5,709)	(9,998)
Proceeds on disposition of marketable securities	5,194	6,123
Purchase of capital assets	(988)	(2,235)

Cash (applied to) investing activities	(1,503)	(6,110)

FINANCING ACTIVITIES
Increase (decrease) in bank indebtedness	(21)	7,226

Cash provided by (applied to) financing activities	(21)	7,226

Effect of foreign currency translation on cash and cash equivalents	224	24

Net cash provided (applied) during period	8,186	(4,889)
Cash and cash equivalents, beginning of period	38,090	14,528

Cash and cash equivalents, end of period	46,276	9,639

See accompanying notes.

Notes to Consolidated Interim Financial Statements

Three month periods ended March 31, 2006 and 2005

(in thousands of dollars, except number of shares – unaudited)

1. BASIS OF PRESENTATION

These unaudited consolidated interim financial statements have been prepared in accordance with Canadian generally accepted accounting principles (“GAAP”). They have been prepared on a basis consistent with the accounting policies and methods followed in GSW Inc.’s (“the Company”) most recent audited consolidated financial statements. These unaudited consolidated interim financial statements do not include all of the information and notes required by GAAP for annual financial statements and therefore should be read in conjunction with the audited consolidated financial statements and notes included in the Company’s Annual Report for the year ended December 31, 2005.

Management has prepared these consolidated interim financial statements. The Audit, Environmental and Pension Committee of GSW Inc. approved the consolidated interim financial statements for the three months ended March 31, 2005. The consolidated interim financial statements for the three months ended March 31, 2006 were not approved by the Audit, Environmental and Pension Committee of GSW Inc. as all the independent directors of GSW Inc. who were members of the committee resigned on April 4, 2006 upon the acquisition of GSW Inc. by A.O. Smith Enterprises Ltd., a wholly-owned subsidiary of A.O. Smith Corporation. Ernst & Young LLP, the external auditor of GSW Inc. has not reviewed the consolidated interim financial statements.

2. USE OF ESTIMATES

The preparation of quarterly financial statements, in conformity with Canadian generally accepted accounting principles, requires Management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. These estimates and assumptions are based on Management’s assessment of available information. Actual results could differ from these estimates. Areas where the nature of estimates makes it reasonably possible that actual results could materially differ from amounts estimated include product liability reserves, insurance loss reserves, warranty and income taxes. There have been no revisions during the period to estimates previously reported that have a material impact on these consolidated interim financial statements.

3. MARKETABLE SECURITIES

Marketable securities consist of the following:

	As at March 31
	2006		2005
	Amortized cost	Market value	Amortized cost	Market value
	$	$	$	$
Money market instruments	549	549	—	—
Bonds – maturity less than one year	7,632	7,594	4,240	4,263
Bonds – maturity greater than one year	50,901	49,399	41,928	41,259

	59,082	57,542	46,168	45,522

Notes to Consolidated Interim Financial Statements

Three month periods ended March 31, 2006 and 2005

(in thousands of dollars, except number of shares – unaudited)

4. SHARE CAPITAL

The authorized capital of the Company consists of an unlimited number of Class “A” Common Shares without nominal or par value, an unlimited number of Class “B” Subordinate Voting Shares without nominal or par value, and an unlimited number of preference shares without nominal or par value.

The Class “A” shares have terms and features identical to the Class “B” shares, except that the Class “A” shares have 100 votes per share and the Class “B” shares have one vote per share. A holder of Class “A” shares may, at any time, convert them into an equal number of Class “B” shares.

The details of issued share capital are as follows:

	March 31, 2006		December 31, 2005
	Number issued and outstanding	Amount ($000’s)	Number issued and outstanding	Amount ($000’s)
Class “A” Common	748,943	442	749,608	442
Class “B” Subordinate Voting	2,673,386	1,725	2,672,721	1,725

	3,422,329	2,167	3,422,329	2,167

During the period, no Class “A” Common Shares were converted on a one-for-one basis to Class “B” Subordinate Voting Shares.

5. EMPLOYEE BENEFIT PLANS

The Company has defined benefit plans providing pension benefits to most of the US-based employees and defined contribution pension plans for certain salaried and hourly employees, who are primarily based in Canada. The total expense related to these plans is as follows:

	For the three months ended March 31
	2006	2005
	$	$
Defined benefit pension plans	533	425
Defined contribution pension plans	787	584

	1,320	1,009

Notes to Consolidated Interim Financial Statements

Three month periods ended March 31, 2006 and 2005

(in thousands of dollars, except number of shares – unaudited)

6. SEGMENTED INFORMATION

The Company is a manufacturer and marketer of consumer durable products in two operating segments – Water Products and Building Products.

Industry Segments

	For the three months ended March 31
	Water Products		Building Products		Consolidated
	2006	2005	2006	2005	2006	2005
	$	$	$	$	$	$
Sales to external customers	151,557	153,877	6,994	7,494	158,551	161,371

Segment profit (loss)	8,929	11,344	(781)	(259)	8,148	11,085

Interest income					385	53
Income taxes (expense) recovery					(3,080)	(4,059)

Net income for the period					5,453	7,079

Identifiable assets	247,519	227,501	11,149	9,065	258,668	236,566

Corporate assets					91,173	84,791

Total assets					349,841	321,357

Capital expenditures	939	2,104	49	131	988	2,235

Amortization	2,011	1,859	189	263	2,200	2,122

Geographic Information

	For the three months ended March 31
	Sales		Capital assets
	2006	2005	2006	2005
	$	$	$	$
USA	126,925	129,428	38,783	38,359
Canada	29,134	29,186	20,272	16,911
Other	2,492	2,757	—	—

	158,551	161,371	59,055	55,270

Revenues are attributed to geographic areas based on the location of the customer.

Notes to Consolidated Interim Financial Statements

Three month periods ended March 31, 2006 and 2005

(in thousands of dollars, except number of shares – unaudited)

7. DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES ACCEPTED IN CANADA AND THE UNITED STATES

The consolidated financial statements are prepared in accordance with accounting principles generally accepted in Canada (“Canadian GAAP”), which differ in certain respects from accounting principles generally accepted in the United States (“US GAAP”). The material differences impacting the Company are described below along with their effect on the consolidated financial statements.

(a) Pension costs

US GAAP requires the excess of any unfunded accumulated benefit obligation (with certain other adjustments) to be reflected as an additional minimum pension liability in the consolidated balance sheet with an offsetting adjustment to intangible assets to the extent of unrecognized prior service costs, with the remainder recorded in other comprehensive income.

(b) Foreign currency translation

Canadian GAAP provides that the carrying values of assets and liabilities denominated in foreign currencies that are held by self-sustaining foreign operations are revalued at current exchange rates. Gains or losses arising from the translation are deferred in the cumulative translation adjustment account in shareholders equity. US GAAP requires that the change in the cumulative translation account be recorded in other comprehensive income.

(c) Market value adjustments

(i) Marketable securities

Under Canadian GAAP, the Company records certain of its marketable securities at amortized costs. Premiums or discounts arising on acquisition of these marketable securities are amortized over the period to maturity. The carrying value of marketable securities is reduced to recognize a decline in value that is other than temporary. Under US GAAP, these marketable securities generally meet the definition of available for sale securities and are carried at fair value based on quoted market prices. Changes in unrealized gains or losses and any related income tax effects are recorded as other comprehensive income. Realized gains and losses, net of tax and declines in value that is other than temporary, are included in the determination of income.

(ii) Investment in Camco

Under Canadian GAAP, the investment in Camco is accounted for on a cost basis. Under the cost method, the carrying value of the investment is adjusted only when a decline in the fair value is considered to be other than temporary. Under US GAAP, the investment in Camco would be classified as available for sale securities and carried at fair value based on quoted market prices. Changes in unrealized gains or losses and any related income tax effects are recorded as comprehensive income. Realized gains or losses, net of tax and a decline in value that is other than temporary, are included in the determination of income.

Notes to Consolidated Interim Financial Statements

Three month periods ended March 31, 2006 and 2005

(in thousands of dollars, except earnings per share and number of shares – unaudited)

(d) Comprehensive income

US GAAP requires a statement of comprehensive income, which incorporates net income and certain changes in equity. Comprehensive income is as follows:

			For the three months ended March 31
	Note		2006	2005
			$	$
Net income under US GAAP			5,490	7,086
Minimum pension liability adjustments	(a	)	—	—
Foreign currency translation adjustments	(b	)	425	102
Market value adjustments
Marketable securities	(c	)(i)	(766)	(785)
Investment in Camco	(c	)(ii)	—	841
Taxes on comprehensive income			4	5

Comprehensive income			5,152	7,249

(e) Statement of consolidated income and shareholders’ equity

Reconciliation of net income under Canadian GAAP to net income under US GAAP:

			For the three months ended March 31
	Note		2006	2005
			$	$
Net income – Canadian GAAP			5,453	7,079

US GAAP adjustments:
Market value adjustments
Marketable securities	(c	)(i)	38	6
Investment in Camco	(c	)(ii)	—	—
Tax effect of US GAAP adjustments			(1)	1

Total US GAAP Adjustments			37	7

Net income – US GAAP			5,490	7,086

Earnings per share
Canadian GAAP			1.59	2.07
US GAAP			1.60	2.07

Notes to Consolidated Interim Financial Statements

Three month periods ended March 31, 2006 and 2005

(in thousands of dollars, except number of shares – unaudited)

Reconciliation of equity under Canadian GAAP to equity under US GAAP:

As at March 31	Note		2006	2005
			$	$
Equity – Canadian GAAP			129,962	90,005

US GAAP adjustments:
Pension costs	(a	)	(2,327)	(2,079)
Market value adjustments
Marketable securities	(c	)(i)	(1,539)	(646)
Investment in Camco	(c	)(ii)	—	(2,495)
Tax effect of US GAAP adjustments			918	787

Total US GAAP adjustments			(2,948)	(4,433)

Equity – US GAAP			127,014	85,572

8. SUBSEQUENT EVENTS

On April 3, 2006 A.O. Smith Enterprises Ltd, a wholly-owned subsidiary of A.O. Smith Corporation, acquired GSW Inc. by means of an offer to all shareholders of the Company as outlined in a take-over circular dated February 23, 2006.

On April 7, 2006 GSW Inc. was amalgamated with A.O. Smith Enterprises Ltd. to form A.O. Smith Enterprises Ltd.